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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of
Kerr-McGee Corporation on Form S-4 (File No. 333-    ) of our report dated
February 17, 1998, on our audits of the consolidated financial statements of Oryx Energy Company. We also consent to the reference to our firm under the caption "Experts."


/s/ PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
November 16, 1998